Exhibit 99.1

FOR IMMEDIATE RELEASE

TECO ENERGY REPORTS FULL SECOND-QUARTER RESULTS

Results include discontinued operations

TAMPA, Fla. (Aug. 5, 2015) — TECO Energy, Inc. (NYSE:TE) today reported second-quarter 2015 net income of $11.8 million, or $0.05 per share, compared with $58.4 million, or $0.27 per share, in the second quarter of 2014. As previously reported on July 30, net income from continuing operations was $61.5 million, or $0.26 per share, in the 2015 second quarter, compared with $57.6 million, or $0.27 per share, for the same period in 2014. The $49.7 million loss in discontinued operations in the second quarter reflects the operating results at TECO Coal of $1.1 million and net impairment charges of $50.8 million associated with the pending sale of TECO Coal (see the Discontinued Operations section below).

Year-to-date net income was $69.8 million, or $0.30 per share, compared with net income of $108.5 million, or $0.50 per share in the 2014 period. Net income from continuing operations was $125.3 million or $0.53 per share, compared with $106.0 million or $0.49 per share in the 2014 period. The $55.5 million loss in discontinued operations in the year-to-date period reflects the $4.7 million operating loss at TECO Coal and net impairment charges referred to above.

The information in this release should be used in conjunction with the information in the TECO Energy press release and Current Report on Form 8-K dated July 30, 2015 for a complete understanding of TECO Energy’s second quarter and year-to-date 2015 financial results.

Segment Reporting

The table below includes TECO Energy segment information on a GAAP basis, which includes all charges and gains for the periods shown.

Segment Information

(millions)	3 months ended June 30		6 months ended June 30		12 months ended June 30
Net Income Summary	2015	2014	2015	2014	2015	2014
Tampa Electric	$67.7	$62.2	$115.9	$107.4	$233.1	$215.9
Peoples Gas System	7.6	7.5	22.2	22.1	35.8	35.1
New Mexico Gas Co.(1)	(0.1)	—	13.8	—	24.3	—
Other – net	(13.7)	(12.1)	(26.6)	(23.5)	(67.5)	(45.3)

Net income from continuing operations	61.5	57.6	125.3	106.0	225.7	205.7
Discontinued operations (2)	(49.7)	0.8	(55.5)	2.5	(134.0)	7.5

Total net income	$11.8	$58.4	$69.8	$108.5	$91.7	$213.2

(1)	The 12-months ended 2015 period reflect New Mexico Gas Co. results after the Sept. 2, 2014 closing of the acquisition.
(2)	In the three- and six-months ended 2015 periods, discontinued operations include the operating results at TECO Coal and an impairment charge. In the 12-months ended 2015 period, discontinued operations included the operating results at TECO Coal, net impairment charges, and costs related to TECO Guatemala. In the three-, six- and 12-months ended 2014 periods, discontinued operations included the operating results at TECO Coal. The six- and 12-month ended 2014 periods included a $3.1 million benefit related to the sale of TECO Guatemala in 2012.

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Discontinued Operations

The second quarter 2015 loss of $49.7 million recorded in discontinued operations reflects TECO Coal’s second quarter operating results of $1.1 million and net impairment charges of $50.8 million associated with the pending sale of TECO Coal. The company continues to be in active discussions with interested parties in an effort to complete the sale. Based on management’s assessment of current market conditions and the discussions with interested parties, an additional impairment charge was recorded in the second quarter of 2015, which includes the estimated selling costs associated with this transaction.

The year-to-date loss of $55.5 million in discontinued operations reflects TECO Coal’s operating loss of $4.7 million and the net impairment charges recorded in the second quarter.

TECO Energy Inc. (NYSE: TE) is an energy-related holding company with regulated electric and gas utilities in Florida and New Mexico. Tampa Electric serves more than 700,000 customers in West Central Florida; Peoples Gas System serves more than 350,000 customers across Florida; and New Mexico Gas Co. serves more than 510,000 customers across New Mexico. Other TECO Energy subsidiaries include TECO Coal, which owns and operates coal-production facilities in Kentucky, Tennessee and Virginia.

Note: This press release may be deemed to contain forward-looking statements, which are subject to the inherent uncertainties in predicting future results and conditions. Actual results may differ materially from those forecasted. The forecasted results are based on the company’s current expectations and assumptions, and the company does not undertake to update that information or any other information contained in this press release, except as may be required by law. Factors that could impact actual results include: regulatory actions by federal, state or local authorities; the ability to successfully implement the integration plans for NMGC and generate the financial results to make the acquisition accretive; unexpected capital needs or unanticipated reductions in cash flow that affect liquidity; the ability to access the capital and credit markets when required; general economic conditions affecting customer growth and energy sales at the utility companies; economic conditions affecting the Florida and New Mexico economies; weather variations and customer energy usage patterns affecting sales and operating costs at the utilities and the effect of weather conditions on energy consumption; the effect of extreme weather conditions or hurricanes; general operating conditions; input commodity prices affecting cost at all of the operating companies; natural gas demand at the utilities; and the ability of TECO Energy’s subsidiaries to operate equipment without undue accidents, breakdowns or failures; and the ability of TECO Energy to successfully close the sale of TECO Coal on reasonable terms, or otherwise exit the coal business. Additional information is contained under “Risk Factors” in TECO Energy, Inc.’s Annual Report on Form 10-K for the period ended Dec. 31, 2014.

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Summary Information (as of June 30, 2015)

(millions except per share amounts)	Three Months Ended		Six Months Ended		Twelve Months Ended
	2015	2014	2015	2014	2015	2014
Revenues	$680.6	$605.7	$1,373.6	$1,183.7	$2,756.3	$2,388.1

Net income from continuing operations	$61.5	$57.6	$125.3	$106.0	$225.7	$205.7
Net income from discontinued operations	(49.7)	0.8	(55.5)	2.5	(134.0)	7.5

Net income	$11.8	$58.4	$69.8	$108.5	$91.7	$213.2

Earnings per share from continuing operations- basic	$0.26	$0.27	$0.53	$0.49	$0.97	$0.96
Earnings per share from discontinued operations – basic	(0.21)	—	(0.23)	0.01	(0.58)	0.03

Total earnings per share – basic	$0.05	$0.27	$0.30	$0.50	$0.39	$0.99

Total earnings per share – diluted	$0.05	$0.27	$0.30	$0.50	$0.39	$0.99
Average common shares outstanding – basic	233.0	215.4	232.9	215.3	231.3	215.2
Average common shares outstanding – diluted	233.6	215.9	233.5	215.8	231.9	215.7

Contact:	News Media: Sylvia Vega – (813) 228-4381
Investor Relations: Mark Kane – (813) 228-1772
Internet: http://www.tecoenergy.com

JUNE 2015

Figures appearing in these statements are presented as general information and not in connection with any sale or offer to sell or solicitation of an offer to buy any securities, nor are they intended as a representation by the company of the value of its securities. All figures reported are subject to adjustments as the annual audit by independent accountants may determine to be necessary and to the explanatory notes affecting income and balance sheet accounts contained in the company’s Annual Report on Form 10-K. Reference should also be made to information contained in that and other reports filed by TECO Energy, Inc. and Tampa Electric Company with the Securities and Exchange Commission.

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended		Six Months Ended		Twelve Months Ended
	Jun. 30,		Jun. 30,		Jun. 30,
(millions except share data)	2015	2014	2015	2014	2015	2014

Revenues
Regulated electric and gas	$678.2	$603.6	$1,368.1	$1,179.3	$2,746.1	$2,378.8
Unregulated	2.4	2.1	5.5	4.4	10.2	9.3

Total revenues	680.6	605.7	1,373.6	1,183.7	2,756.3	2,388.1

Expenses
Regulated operations & maintenance
Fuel	171.8	169.7	315.9	319.3	689.0	685.0
Purchased power	19.6	19.9	36.7	38.1	69.9	67.7
Cost of natural gas sold	49.1	29.1	152.1	76.2	285.6	128.1
Other	155.4	126.8	299.1	247.4	599.4	521.4
Operations & maintenance other expense	1.1	4.6	2.7	7.8	24.5	15.7
Depreciation and amortization	87.0	75.5	172.5	151.4	336.4	296.5
Taxes, other than income	53.3	48.1	105.1	95.9	204.2	189.4

Total expenses	537.3	473.7	1,084.1	936.1	2,209.0	1,903.8

Income from operations	143.3	132.0	289.5	247.6	547.3	484.3

Other income (expense)
Allowance for other funds used during construction	3.7	2.0	7.5	4.4	13.6	8.2
Other income	1.4	(0.5)	3.0	(1.4)	5.0	(2.5)

Total other income	5.1	1.5	10.5	3.0	18.6	5.7

Interest charges
Interest expense	48.2	41.4	98.0	82.4	192.0	164.2
Allowance for borrowed funds used during construction	(1.8)	(0.7)	(3.7)	(2.1)	(6.8)	(4.3)

Total interest charges	46.4	40.7	94.3	80.3	185.2	159.9

Income before provision for income taxes	102.0	92.8	205.7	170.3	380.7	330.1
Provision for income taxes	40.5	35.2	80.4	64.3	155.0	124.4

Income from continuing operations	61.5	57.6	125.3	106.0	225.7	205.7
Discontinued operations
Income (loss) from discontinued operations	(78.1)	0.0	(87.7)	1.2	(214.3)	3.4
Provision for income taxes	(28.4)	(0.8)	(32.2)	(1.3)	(80.3)	(4.1)

Income (loss) from discontinued operations, net	(49.7)	0.8	(55.5)	2.5	(134.0)	7.5

Net income	$11.8	$58.4	$69.8	$108.5	$91.7	$213.2

Average common shares outstanding - basic (millions)	233.0	215.4	232.9	215.3	231.3	215.2
Average common shares outstanding - diluted (millions)	233.6	215.9	233.5	215.8	231.9	215.7

Earnings per average common share outstanding:
Earnings per share from continuing operations — basic	$0.26	$0.27	$0.53	$0.49	$0.97	$0.96
Earnings per share from continuing operations — diluted	$0.26	$0.27	$0.53	$0.49	$0.97	$0.96

Earnings per share from discontinued operations — basic	($0.21)	$0.00	($0.23)	$0.01	($0.58)	$0.03
Earnings per share from discontinued operations — diluted	($0.21)	$0.00	($0.23)	$0.01	($0.58)	$0.03

Earnings per share attributable to TECO Energy — basic	$0.05	$0.27	$0.30	$0.50	$0.39	$0.99
Earnings per share attributable to TECO Energy — diluted	$0.05	$0.27	$0.30	$0.50	$0.39	$0.99

TECO ENERGY, Inc.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

(millions)	Jun. 30, 2015	Dec. 31, 2014

Assets
Current assets
Cash and cash equivalents	$56.0	$25.4
Receivables	273.3	299.8
Inventories at average cost
Fuel	132.7	96.4
Materials and supplies	75.8	75.4
Derivative assets	0.6	0.0
Deferred income taxes	73.4	72.8
Prepayments and other current assets	31.5	22.6
Regulatory assets	39.4	53.6
Assets held for sale	96.5	109.6

Total current assets	779.2	755.6

Property, plant and equipment
Utility plant in service
Electric	7,217.1	7,094.8
Gas	2,055.2	1,984.6
Construction work in progress	648.0	640.0
Other property	14.8	14.5

Property plant and equipment at original cost	9,935.1	9,733.9
Accumulated depreciation	(2,693.4)	(2,645.7)

Total property, plant and equipment, net	7,241.7	7,088.2

Other assets
Regulatory assets	343.3	348.5
Goodwill	408.4	408.3
Deferred charges and other assets	65.8	65.8
Assets held for sale	0.0	59.8

Total other assets	817.5	882.4

Total assets	$8,838.4	$8,726.2

Liabilities and capital
Current liabilities
Long-term debt due within one year	$333.3	$274.5
Notes payable	85.5	139.0
Accounts payable	258.2	288.6
Other current liabilities	16.7	16.8
Customer deposits	179.5	176.2
Derivative liabilities	24.4	36.6
Interest accrued	38.1	39.9
Taxes accrued	46.0	29.9
Regulatory liabilities	49.9	57.0
Liabilities associated with assets held for sale	30.2	39.4

Total current liabilities	1,061.8	1,097.9

Other liabilities
Deferred income taxes	573.1	519.2
Investment tax credits	8.8	9.0
Regulatory liabilities	713.2	729.0
Derivative liabilities	1.9	6.1
Deferred credits and other liabilities	341.5	370.9
Liabilities associated with assets held for sale	66.3	65.4
Long-term debt, less amount due within one year	3,518.5	3,354.0

Total other liabilities	5,223.3	5,053.6

Total liabilities	6,285.1	6,151.5
Capital
Common equity	235.1	234.9
Additional paid in capital	1,885.7	1,875.9
Retained earnings	443.5	479.6
Accumulated other comprehensive loss	(11.0)	(15.7)

Total capital	2,553.3	2,574.7

Total liabilities and capital	$8,838.4	$8,726.2

Book Value Per Share	$10.86	$10.96

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended		Six Months Ended		Twelve Months Ended
	Jun. 30,		Jun. 30,		Jun. 30,
(millions)	2015	2014	2015	2014	2015	2014

Cash flows from operating activities
Net income	$11.8	$58.4	$69.8	$108.5	$91.7	$213.2

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	87.4	84.2	173.3	169.1	346.0	332.7
Deferred income taxes & Investment tax credits	10.9	33.0	46.9	61.8	74.6	120.1
Allowance for other funds used during construction	(3.7)	(2.0)	(7.5)	(4.4)	(13.6)	(8.2)
Non-cash stock compensation	3.0	3.4	6.9	7.1	12.6	13.7
Gain on sales of business / assets, pretax	0.0	0.0	0.0	(0.1)	(0.1)	(1.5)
Deferred recovery clause	1.6	(17.0)	(4.1)	(14.4)	(5.0)	(14.6)
Asset impairment, pretax	78.6	0.0	78.6	0.0	194.5	0.0
Receivables, less allowance for uncollectibles	(11.2)	(54.7)	39.8	(36.6)	39.9	(2.7)
Inventories	(21.5)	(16.6)	(37.2)	(16.2)	(8.2)	4.6
Prepayments and other current assets	(1.3)	(1.9)	(12.2)	(2.1)	(7.2)	0.0
Taxes accrued	17.3	18.8	19.0	34.3	(14.1)	7.5
Interest accrued	(19.6)	(20.4)	(1.8)	2.5	3.0	(0.8)
Accounts payable	5.2	(10.8)	(58.3)	(36.0)	1.1	(13.0)
Other	(8.7)	(0.3)	(16.4)	(12.5)	(14.5)	(19.1)

	149.8	74.1	296.8	261.0	700.7	631.9

Cash flows from investing activities
Capital expenditures	(183.2)	(184.0)	(343.2)	(320.3)	(737.3)	(603.1)
Allowance for other funds used during construction	3.7	2.0	7.5	4.4	13.6	8.2
Purchase of a business, net of cash acquired	0.0	0.0	0.0	0.0	(751.5)	0.0
Net proceeds from sale of business / assets	0.1	0.1	0.0	0.3	0.0	4.2
Other investments	0.0	0.0	(0.1)	0.0	(8.1)	0.0

	(179.4)	(181.9)	(335.8)	(315.6)	(1,483.3)	(590.7)

Cash flows from financing activities
Dividends paid	(52.9)	(47.9)	(105.9)	(95.9)	(209.2)	(191.5)
Proceeds from sale of common stock	0.7	1.4	3.5	3.0	302.9	2.3
Proceeds from long-term debt	500.0	296.6	500.0	296.6	766.9	296.6
Repayment of long-term debt / Purchase in lieu of redemption	(274.5)	(83.3)	(274.5)	(83.3)	(274.5)	(134.9)
Net (decrease) increase in short-term debt	(120.5)	(29.0)	(53.5)	(84.0)	85.5	0.0

	52.8	137.8	69.6	36.4	671.6	(27.5)

Net increase (decrease) in cash and cash equivalents	23.2	30.0	30.6	(18.2)	(111.0)	13.7
Cash and cash equivalents at beginning of period	32.8	137.0	25.4	185.2	167.0	153.3

Cash and cash equivalents at end of period	$56.0	$167.0	$56.0	$167.0	$56.0	$167.0

Supplemental disclosure of non-cash activities
Debt assumed in NMGI acquisition	$0.0	$0.0	$0.0	$0.0	$200.0	0.0
Change in accrued capital expenditures - excluded above	($9.9)	($6.1)	$1.6	$8.6	$6.5	$16.3

TECO ENERGY, Inc.

SEGMENT INFORMATION (Unaudited)

(millions)		Tampa Electric	Peoples Gas	TECO Coal (3)	NMGC	Other (3)	Eliminations	TECO Energy
Three months ended Jun. 30,
2015	Revenues - outsiders	$531.6	$92.2	$—	$54.0	$2.8	$—	$680.6
	Sales to affiliates	0.8	1.3	—	—	0.1	(2.2)	—

	Total revenues	532.4	93.5	—	54.0	2.9	(2.2)	680.6
	Depreciation and amortization	64.0	14.0	—	8.4	0.6	—	87.0
	Total interest charges (2)	23.6	3.6	—	3.3	16.3	(0.4)	46.4
	Allocated interest expense (2)	—	—	—	—	0.4	(0.4)	—
	Provision (Benefit) for income taxes	38.9	4.8	—	—	(3.2)	—	40.5
	Net income (loss) from continuing operations	67.7	7.6	—	(0.1)	(13.7)	—	61.5
	Income (loss) from discontinued operations, net of tax	—	—	(51.5)	—	1.8	—	(49.7)
	Net income (loss) (1)	$67.7	$7.6	$(51.5)	$(0.1)	$(11.9)	$—	$11.8

2014	Revenues - outsiders	$512.5	$90.7	$—	$—	$2.5	$—	$605.7
	Sales to affiliates	0.2	0.4	—	—	0.1	(0.7)	—

	Total revenues	512.7	91.1	—	—	2.6	(0.7)	605.7
	Depreciation and amortization	61.7	13.4	—	—	0.4	—	75.5
	Total interest charges (2)	23.3	3.4	—	—	15.9	(1.9)	40.7
	Allocated interest expense (2)	—	—	—	—	1.9	(1.9)	—
	Provision (Benefit) for income taxes	37.1	4.8	—	—	(6.7)	—	35.2
	Net income (loss) from continuing operations	62.2	7.5	—	—	(12.1)	—	57.6
	Income (loss) from discontinued operations, net of tax	—	—	0.8	—	—	—	0.8
	Net income (loss) (1)	$62.2	$7.5	$0.8	$—	$(12.1)	$—	$58.4

Six months ended Jun. 30,
2015	Revenues - outsiders	$981.4	$213.9	$—	$173.0	$5.3	$—	$1,373.6
	Sales to affiliates	1.6	2.5	—	—	0.1	(4.2)	—

	Total revenues	983.0	216.4	—	173.0	5.4	(4.2)	1,373.6
	Depreciation and amortization	126.9	27.9	—	16.8	0.9	—	172.5
	Total interest charges (2)	47.1	7.1	—	6.6	34.2	(0.7)	94.3
	Allocated interest expense (2)	—	—	—	—	0.7	(0.7)	—
	Provision (Benefit) for income taxes	66.3	14.0	—	9.0	(8.9)	—	80.4
	Income from continuing operations	115.9	22.2	—	13.8	(26.6)	—	125.3
	Income (loss) from discontinued operations, net of tax	—	—	(57.5)	—	2.0	—	(55.5)
	Net income (loss) (1)	$115.9	$22.2	$(57.5)	$13.8	$(24.6)	$—	$69.8

2014	Revenues - outsiders	$965.4	$213.1	$—	$—	$5.2	$—	$1,183.7
	Sales to affiliates	0.5	0.6	—	—	0.1	(1.2)	—

	Total revenues	965.9	213.7	—	—	5.3	(1.2)	1,183.7
	Depreciation and amortization	123.8	26.7	—	—	0.9	—	151.4
	Total interest charges (2)	45.3	6.8	—	—	31.9	(3.7)	80.3
	Allocated interest expense (2)	—	—	—	—	3.7	(3.7)	—
	Provision (Benefit) for income taxes	63.7	14.0	—	—	(13.4)	—	64.3
	Income from continuing operations	107.4	22.1	—	—	(23.5)	—	106.0
	Income (loss) from discontinued operations, net of tax	—	—	(0.8)	—	3.3	—	2.5
	Net income (loss) (1)	$107.4	$22.1	$(0.8)	$—	$(20.2)	$—	$108.5

Twelve months ended Jun. 30,
2015	Revenues - outsiders	$2,036.0	$399.3	$—	$310.6	$10.4	$—	$2,756.3
	Sales to affiliates	2.1	3.0	—	—	0.3	(5.4)	—

	Total revenues	2,038.1	402.3	—	310.6	10.7	(5.4)	2,756.3
	Depreciation and amortization	251.7	55.2	—	27.8	1.7	—	336.4
	Total interest charges (2)	94.6	14.1	—	10.8	68.4	(2.7)	185.2
	Allocated interest expense (2)	—	—	—	—	1.3	(1.3)	—
	Provision (Benefit) for income taxes	135.8	22.7	—	16.0	(19.5)	—	155.0
	Net income (loss) from continuing operations	233.1	35.8	—	24.3	(67.5)	—	225.7
	Income (loss) from discontinued operations, net of tax	—	—	(138.7)	—	4.7	—	(134.0)
	Net income (loss) (1)	$233.1	$35.8	$(138.7)	$24.3	$(62.8)	$—	$91.7

2014	Revenues - outsiders	$1,994.5	$382.6	$—	$—	$11.0	$—	$2,388.1
	Sales to affiliates	1.0	0.9	—	—	0.2	(2.1)	—

	Total revenues	1,995.5	383.5	—	—	11.2	(2.1)	2,388.1
	Depreciation and amortization	242.9	52.0	—	—	1.6	—	296.5
	Total interest charges (2)	90.4	13.6	—	—	63.4	(7.5)	159.9
	Allocated interest expense (2)	—	—	—	—	7.5	(7.5)	—
	Provision (Benefit) for income taxes	129.4	22.2	—	—	(27.2)	—	124.4
	Net income (loss) from continuing operations	215.9	35.1	—	—	(45.3)	—	205.7
	Income (loss) from discontinued operations, net of tax	—	—	4.5	—	3.0	—	7.5
	Net income (loss) (1)	$215.9	$35.1	$4.5	$—	$(42.3)	$—	$213.2

(1)	Results are based on GAAP net income. For a complete reconciliation between GAAP and non-GAAP items, see Results Reconciliation in Earnings Release.
(2)	Segment net income is reported on a basis that includes internally allocated financing costs. Internally allocated costs were at pretax rates of 6.00% for July 2013 through June 2015.
(3)	All periods have been adjusted to reflect the reclassification of results from operations to discontinued operations for TECO Guatemala, TECO Coal, and certain charges at Parent that directly relate to TECO Guatemala or TECO Coal.